Exhibit 10.23
AMENDMENT NO. 1 TO SYNDICATED
NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
          This AMENDMENT NO. 1 TO SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT (this “Amendment”) dated as of February 25, 2010 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), CERTAIN SUBSIDIARIES OF THE COMPANY party to the Credit Agreement (as defined below) pursuant to Section 2.19 of the Credit Agreement (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, those existing Lenders under such Credit Agreement party hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
          WHEREAS, the Company, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, Bank of America, as Revolving Administrative Agent (in the capacity of collateral agent) and the Lenders have entered into that certain Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of January 15, 2010 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders (a) have made available to the Company the Used Vehicle Floorplan Facility, including a used vehicle floorplan swing line facility, and (b) have made available to the Borrowers the New Vehicle Floorplan Facility, including a new vehicle floorplan swing line facility; and
          WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the New Vehicle Borrowers under the Credit Agreement and the other Loan Documents; and
          WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of (a) the obligations of the Company and other Loan Parties under the Credit Agreement and the other Loan Documents and (b) certain other Obligations; and
          WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents and certain other Obligations; and
          WHEREAS, the Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) clarify the delivery requirements for certain financing statements, certificates and other information, (ii) clarify certain provisions relating to Indebtedness permitted by Section 7.03, (iii) clarify the calculation of the Consolidated Total Debt to EBITDA Ratio set forth in Exhibit G (the Compliance Certificate) and (iv) make certain typographical corrections, in each case as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
          NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1.      Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a)     The definition of “Permitted Indenture Refinancing Indebtedness” is amended by deleting the phrase “provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, replacement, refunding, renewal or extension” and inserting the following phrase in lieu thereof:
          “provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, replacement, refunding, renewal or extension (other than for the reasonable fees, premiums or transaction costs incurred in connection with any such refinancing, replacement, refunding, renewal or extension),”.
          (b)      Section 6.01 of the Credit Agreement is amended, so that, as amended, such section shall read as follows:
          “6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:
          (a)     as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company (or if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):
                   (i)      an audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, setting forth in comparative form the figures for the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;
                   (ii)      a consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon request of the Administrative Agent, setting forth in comparative form the figures for the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;

                   (iii)      the related audited consolidated statement of income or operations for such fiscal year setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
                    (iv)     the related consolidating statements of income or operations for such fiscal year with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon request of the Administrative Agent, setting forth in comparative form the figures for the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                    (v)     the related audited consolidated statements of stockholders’ equity and cash flows for such fiscal year setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated financial statements to be audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders as to whether such financial statements are free of material misstatement, which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of material misstatement; and (ii) (A) management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of the end of such fiscal year of the Company as required in accordance with Item 308 of SEC Regulation S-K expressing a conclusion which contains no statement that there is a material weakness in such internal controls, except for such material weaknesses as to which the Required Lenders do not object, and (B) an attestation report of such Registered Public Accounting Firm on management’s assessment of, and the opinion of the Registered Public Accounting Firm independently assessing the effectiveness of, the Company’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2 and Section 404 of Sarbanes-Oxley and expressing a conclusion which contains no statement that there is a material weakness in such internal controls, except for such material weakness as to which the Required Lenders do not object, and such consolidating statements to be certified by a Responsible Officer of the Company to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Subsidiaries;
          (b)     (i) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or if earlier, five days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):
                              (A)     an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;
                              (B)     a consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;
                              (C)     the related unaudited consolidated statement of income or operations for such fiscal quarter (and the portion of the Company’s fiscal year then ended) setting forth in each case in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
                              (D)     the related consolidating statements of income or operations for such fiscal quarter (and the portion of the Company’s fiscal year then ended) with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                              (E)     the related unaudited consolidated statements of stockholders’ equity and cash flows for such fiscal quarter (and the portion of the Company’s fiscal year then ended) setting forth in comparative form the figures for the corresponding fiscal quarter (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated and consolidating financial statements described in this Section 6.01(b)(i) to be unaudited and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;
                   (ii)      as soon as available, but in any event within thirty (30) days after the end of each calendar month (including December, but excluding the last month of the fiscal quarter periods described in Section 6.01(b)(i)) of each fiscal year of the Company (or if earlier than such 30th day, five days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)):

                              (A)     an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such calendar month, setting forth in comparative form the figures for the corresponding calendar month of the previous fiscal year, in reasonable detail and prepared in accordance with GAAP;
                              (B)     a consolidating balance sheet of the Company and its Subsidiaries as at the end of such calendar month, with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender (including for such consolidating balance sheet, a separate line item for used vehicle inventory for such Subsidiary groups, or in the case of New Vehicle Borrowers (other than Dual Subsidiaries) Eligible Used Vehicle Inventory of such New Vehicle Borrowers), in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding calendar month of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP;
                              (C)     the related unaudited consolidated statement of income or operations for such calendar month (and the portion of the Company’s fiscal year then ended) setting forth in each case in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
                              (D)     the related consolidating statements of income or operations for such calendar month (and the portion of the Company’s fiscal year then ended) with subtotals for (x) each Subsidiary, (y) all New Vehicle Borrowers (excluding the results of any Dual Subsidiaries), and (z) Silo Subsidiaries and Dual Subsidiaries grouped by each Silo Lender, in each case prior to intercompany eliminations (and, upon the request of the Administrative Agent, setting forth in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year), all in reasonable detail and prepared in accordance with GAAP; and
                              (E)     the related unaudited consolidated statements of stockholders’ equity and cash flows for such calendar month (and the portion of the Company’s fiscal year then ended) setting forth in comparative form the figures for the corresponding calendar month (and portion) of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP;
such consolidated and consolidating financial statements described in this Section 6.01(b)(ii) to be unaudited and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 6.02(g), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.”.
          (c)      Section 6.02(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “Section 6.01(b) (with respect to the last month of each fiscal quarter)” in the second line thereof and replacing it with a reference to “Section 6.01(b)(i)”.
          (d)      Section 6.02(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to “Section 6.01(b) (with respect to each month other than the last month of a fiscal quarter)” in the first line thereof and replacing it with a reference to “Section 6.01(b)(ii) (with respect to each January, February, April, May, July, August, October and November)”.
          (e)      Section 7.03(h) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2002-4.25% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:
“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2002-4.25% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (f)      Section 7.03(i) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:
“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (g)      Section 7.03(j) of the Credit Agreement is hereby amended by deleting the phrase “less the aggregate principal amount of all 2003-8.625% Indenture Indebtedness that is prepaid as permitted hereunder,” and inserting the following phrase in lieu thereof:
“plus the reasonable fees, premiums or transaction costs incurred in connection with any such Permitted Indenture Refinancing Indebtedness, less the aggregate principal amount of all 2009-5.0% Indenture Indebtedness and the related Permitted Indenture Refinancing Indebtedness that is prepaid as permitted hereunder (other than with proceeds from any Permitted Indenture Refinancing Indebtedness),”.
          (h)      Article IV of Exhibit G of the Credit Agreement is hereby amended so that, as amended, such Article shall read as follows:

“IV. Consolidated Total Debt to EBITDA Ratio.

A.	Consolidated Total Outstanding Indebtedness (including any such Indebtedness that would otherwise be deemed to be equity solely because of the effect of FASB 14-1, which such Indebtedness is in the amount of $____________ as of the Statement Date):	$

B.	Indebtedness under the New Vehicle Floorplan Facility:	$

C.	Permitted Silo Indebtedness for New Vehicle inventory:	$

D.	Temporary Additional Indebtedness as of Statement Date:	$

E.	Consolidated Total Debt numerator at Statement Date (Line IV.A. – B – C. – D.):	$

F.	Consolidated EBITDA for Subject Period (Line III.B.3.):	$

G.	Consolidated Total Debt to EBITDA Ratio (Line IV.E. ÷ Line IV.F.):		to 1”.
     2.       Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:
     (a)      the Administrative Agent shall have received:
(i)	counterparts of this Amendment, duly executed by the Company, the other Loan Parties, the Administrative Agent and Lenders which constitute Required Lenders;

(ii)
such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the New Vehicle Swing Line Lender, the Used Vehicle Swing Line Lender, the L/C Issuer or any Lender shall reasonably request; and

     (b)      all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3.        Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

          4.         Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company and each other Borrower and Guarantor each represents and warrants to the Administrative Agent and the Lenders as follows:
          (a)       The representations and warranties made by the Company and each other Borrower and Guarantor in Article V of the Credit Agreement and in each of the other Loan Documents to which such Person is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
          (b)       The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
          (c)       This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
          (d)       No Default or Event of Default has occurred and is continuing.
          5.        Entire Agreement. This Amendment and all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
          6.        Full Force and Effect of Loan Documents. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
          7.        Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by ..pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
          8.        Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
          9.        Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
          10.        References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.
          11.        Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrowers, the Administrative Agent, the Revolving Administrative Agent, each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower
     and as a Guarantor

By:     /s/ DAVID P. COSPER

Name:      David P. Cosper

Title:         Vice Chairman and Chief Financial Officer

NEW VEHICLE BORROWERS
AND SUBSIDIARY GUARANTORS:
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE, INC.
FAA STEVENS CREEK, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – 2185 CHAPMAN RD., CHATTANOOGA,
    LLC
SONIC – HARBOR CITY H, INC.
SONIC – SHOTTENKIRK, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE,
    NC, LLC

By:     /s/ DAVID P. COSPER

Name:      David P. Cosper

Title:        Vice President and Treasurer

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

SONIC AUTOMOTIVE 5260 PEACHTREE
    INDUSTRIAL BLVD., LLC
SONIC FREMONT, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-VOLVO LV, LLC
WINDWARD, INC.

By:     /s/ DAVID P. COSPER

Name:      David P. Cosper

Title:         Vice President and Treasurer

PHILPOTT MOTORS, LTD.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC – CLEAR LAKE VOLKSWAGEN, L.P.
SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.
By:   SONIC OF TEXAS, INC., as Sole General Partner

By:     /s/ DAVID P. COSPER

Name:     David P. Cosper

Title:       Vice President and Treasurer

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent and as Revolving Administrative Agent (in its capacity as collateral agent for the Secured Parties under the Loan Documents)

By:     /s/ ANNE M. ZESCHKE

Name:  Anne M. Zeschke

Title: Vice President

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender

By:     /s/ M. PATRICIA KAY

Name:  M. Patricia Kay

Title: Senior Vice President

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:     /s/ JEFFREY G. CALDER

Name:  Jeffrey G. Calder

Title: Vice President

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ MICHAEL R. BURKITT

Name:  Michael R. Burkitt

Title: Senior Vice President

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender

By:     /s/ DAVID M. GARBARZ

Name:  David M. Garbarz

Title: SVP

AMENDMENT NO. 1 TO SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
Signature Page